     As filed with the Securities and Exchange Commission on June 27, 1997

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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  June 23, 1997


                      EQUITY RESIDENTIAL PROPERTIES TRUST
               (Exact Name of Registrant as Specified in Charter)


            Maryland                  1-12252          13-3675988
  (State or other jurisdiction      (Commission     (I.R.S. Employer
of incorporation or organization)   File Number)  Identification No.)


         Two North Riverside Plaza, Suite 400
                  Chicago, Illinois                       60606
       (Address of principal executive offices)         (Zip Code)



      Registrant's telephone number, including area code:  (312) 474-1300

                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)

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

ITEM 7.  Financial Statements, Pro forma Financial Information and Exhibits

          Exhibit
          Number             Exhibit
          -------            -------
             1             * Form of Purchase Agreement which was previously
                             filed pursuant to a Current Report on Form 8-K,
                             dated March 20, 1997, which is hereby incorporated
                             by reference as an exhibit pursuant to Regulation
                             S-K, Item 601(b)(1) to the Registrant's
                             registration statement on Form S-3, file no.
                             333-27153, under the Securities Act of 1933, as
                             amended, and which, as this 8-K filing is
                             incorporated by reference in such registration
                             statement, is set forth in full in such
                             registration statement.
             5               Opinion of Rosenberg & Liebentritt, P.C., with an
                             opinion of Hogan & Hartson L.L.P. attached thereto
                             as Exhibit A, which are being filed pursuant to
                             Regulation 601(b)(5) as an exhibit to the
                             Registrant's registration statement on Form S-3,
                             file no. 333-27153, under the Securities Act of
                             1933, as amended, and which, as this Form 8-K
                             filing is incorporated by reference in such
                             registration statement, are set forth in full in
                             such registration statement.
--------------------

*  Incorporated by reference from a previous filing.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EQUITY RESIDENTIAL PROPERTIES TRUST


Date:  June 27, 1997          By:   /s/ Bruce C. Strohm
                                    -------------------
                                    Bruce C. Strohm
                                    Executive Vice President and
                                    General Counsel

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